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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 JANUARY 9, 2004
                        ---------------------------------
                        (Date of Earliest Event Reported)


                      CRESCENT REAL ESTATE EQUITIES COMPANY
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             (Exact Name of Registrant as Specified in its Charter)

          TEXAS                      1-13038                  52-1862813
------------------------         ----------------       ----------------------
(State of Incorporation)         (Commission File          (I.R.S. Employer
                                     Number)            Identification Number)


    777 MAIN STREET, SUITE 2100, FORT WORTH, TX                      76102
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     (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 321-2100
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS

On January 9, 2004, Crescent Real Estate Equities Company (the "Company") entered into an underwriting agreement with Bear, Stearns & Co. Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and Stifel, Nicolaus & Company, Incorporated (together, the "Underwriter"), a copy of which is included as Exhibit 1.1 to this Report and incorporated herein by reference. Pursuant to the underwriting agreement, the Underwriter agreed to purchase 3,400,000 6 3/4% Series A Convertible Cumulative Preferred Shares, $.01 par value per share (the "Series A Preferred Shares"), at a price of $21.98 per share, less underwriting discounts and commissions of $0.69237 per share.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

The exhibits listed in the following index relate to the offering described in
Item 5 above pursuant to a prospectus supplement dated January 9, 2004 to the prospectus dated April 22, 2002, which forms a part of the Company's Registration Statement on Form S-3 (No. 333-38071) and are filed herewith for incorporation by reference in such Registration Statement.


EXHIBIT NO.         DESCRIPTION

     1.1 Underwriting Agreement, dated as of January 9, 2004, by and among the Company, Crescent Real Estate Equities Limited Partnership and Bear, Stearns & Co. Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., and Stifel, Nicolaus & Company, Incorporated (filed herewith)

     4.1 Statement of Designation of 6 3/4% Series A Convertible Cumulative Preferred Shares of the Company dated January 14, 2004 (filed herewith)

     4.2 Form of Global Certificate of 6 3/4% Series A Convertible Cumulative Preferred Shares of the Company (filed herewith)

     5.1 Opinion of Shaw Pittman LLP as to the legality of the Series A Preferred Shares to be issued (filed herewith)

     8.1 Opinion of Shaw Pittman LLP as to material tax issues relating to the Company (filed herewith)

     8.2 Opinion of Sullivan and Cromwell LLP regarding qualification of Americold Corporation as a real estate investment trust (filed herewith)

     12.1 Statement regarding Computation of Ratio of Earnings to Fixed Charges and Preferred Share Dividends (filed herewith)

     23.1 Consent of Shaw Pittman LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

     23.2 Consent of Shaw Pittman LLP to the filing of Exhibit 8.1 herewith (included in its opinion filed as Exhibit 8.1)

     23.3           Consent of Sullivan & Cromwell LLP to the filing of Exhibit
                    8.2 herewith (included in its opinion filed as Exhibit 8.2)


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CRESCENT REAL ESTATE EQUITIES COMPANY



Dated: January 14, 2004             By: /s/ JERRY R. CRENSHAW, JR.
                                        ---------------------------------------
                                        Name:  Jerry R. Crenshaw, Jr.
                                        Title: Executive Vice President and
                                               Chief Financial Officer



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                                INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION
-----------         -----------

     1.1 Underwriting Agreement, dated as of January 9, 2004, by and among the Company, Crescent Real Estate Equities Limited
                    Partnership and Bear, Stearns & Co. Inc., BB&T Capital
                    Markets, a division of Scott & Stringfellow, Inc., and
                    Stifel, Nicolaus & Company, Incorporated (filed herewith)

     4.1            Statement of Designation of 6 3/4% Series A Convertible
                    Cumulative Preferred Shares of the Company dated January 14,
                    2004 (filed herewith)

     4.2            Form of Global Certificate of 6 3/4% Series A Convertible
                    Cumulative Preferred Shares of the Company (filed herewith)

     5.1            Opinion of Shaw Pittman LLP as to the legality of the Series
                    A Preferred Shares to be issued (filed herewith)

     8.1 Opinion of Shaw Pittman LLP as to material tax issues relating to the Company (filed herewith)

     8.2 Opinion of Sullivan and Cromwell LLP regarding qualification of Americold Corporation as a real estate investment trust
                    (filed herewith)

     12.1           Statement regarding Computation of Ratio of Earnings to
                    Fixed Charges and Preferred Share Dividends (filed herewith)

     23.1           Consent of Shaw Pittman LLP to the filing of Exhibit 5.1
                    herewith (included in its opinion filed as Exhibit 5.1)

     23.2           Consent of Shaw Pittman LLP to the filing of Exhibit 8.1
                    herewith (included in its opinion filed as Exhibit 8.1)

     23.3           Consent of Sullivan & Cromwell LLP to the filing of Exhibit
                    8.2 herewith (included in its opinion filed as Exhibit 8.2)